UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 18, 2014

SMSA Gainesville Acquisition Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53803
Nevada	27-0984261
(State of incorporation)	(IRS Employer ID Number)

610 Coit Road, Suite 200, Dallas, Texas 75075
(Address of principal executive offices)

(469) 606-4520
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

Terms of the Offering

As previously disclosed by SMSA Gainesville Acquisition Corp. (the “Company”) in its Current Report on Form 8-K/A filed with the SEC on April 18, 2014, the Company commenced a private placement of its shares of unregistered common stock pursuant to the exemption provided in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder, to a class of accredited investors who have an interest in or an understanding of the pharmacy industry as described further below (the “Private Placement”).

Since the Company’s last reported sale in its Current Report on Form 8-K/A, the Company has sold an aggregate of 554,377 shares of its authorized common stock in exchange for a combined total of $311,250.00 in the ongoing Private Placement.  As of June 18, 2014, the additional shares sold in the Private Placement represent 5.5% of the issued and outstanding shares of common stock reported by the Company on its Annual Report on Form 10-K filed with the SEC on April 24, 2014.

Total Shares Outstanding

As of June 18, 2014, the Company had 10,599,183 shares of its common stock outstanding, with a par value of $0.001.

Item 4.01	Changes in Registrant’s Certifying Accountant

On June, 19, 2014,  the Company engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm for the fiscal year ending December 31, 2014.  The engagement of BDO was approved by the Company’s board of directors.

During the fiscal years ended December 31, 2013 and 2012 and through the date the Company engaged BDO, neither the Company, nor anyone acting on its behalf, consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matters that were either the subject of a disagreement or a reportable event.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2014, Robert E. Ham submitted his resignation as Chief Financial Officer, Secretary and Treasurer, effective immediately.  Mr. Ham is expected to continue to serve the Company as a consultant.

On June 19, 2014, the Board of Directors of the Company appointed Chuck Talley as Chief Financial Officer (“CFO”), Secretary, and Treasurer, effective June 19, 2014. Mr. Talley has held CFO, controller or external auditor positions with public companies for over 10 years, most recently as the CFO of Tandy Brands Accessories, Inc. (Nasdaq:  TBAC).  Prior to Tandy Brands Accessories, Inc., Mr. Talley was a senior audit manager at PricewaterhouseCoopers, LLP, where he performed financial statement integrated audits for public companies such as Flowserve, Greyhound, Stroud Energy, Craftmade International, Bombay Companies, and others.  Mr. Talley is skilled at building and leading finance departments under the regulatory compliance environment required for publicly traded companies.  Mr. Talley received his Bachelor of Business Administration in Accounting from Sam Houston State University and has been a Texas certified public accountant since 2003.  Mr. Talley is 37 years old.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA GAINESVILLE ACQUISITION CORP.

Dated: June 23, 2014
/s/ Maulik Parikh
Maulik Parikh
President and CEO